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Exhibit 10.1

ON COMMAND CORPORATION
AMENDMENT NO. 4

        AMENDMENT NO. 4 (this "Amendment"), dated as of June 27, 2003, to the Credit Agreement, dated as of July 18, 2000, by and among ON COMMAND CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party thereto, TORONTO DOMINION (TEXAS), INC. and FLEET NATIONAL BANK, as the Documentation Agents, BANK OF AMERICA, N.A., as the Syndication Agent, THE BANK OF NEW YORK COMPANY, INC., as the Swingline Lender, and THE BANK OF NEW YORK, as the Issuing Bank and as the Administrative Agent for the Lenders thereunder (as amended by Amendment No. 1, dated as of March 27, 2001, Amendment No. 2, dated as of November 14, 2001, and Amendment No. 3, dated as of March 28, 2003, the "Credit Agreement").

RECITALS

        Except as otherwise provided herein, capitalized terms used herein that are not defined herein shall have the meanings set forth in the Credit Agreement.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 9.8 of the Credit Agreement, the parties hereto hereby agree as follows:

        1.     Section 1.1 of the Credit Agreement is amended to replace the chart contained in the definition of "Applicable Margin" with the following:

Leverage Ratio	Eurodollar Margin	ABR Margin
Category 1
Greater than or equal to 3.50 to 1.00	3.500%	2.500%
Category 2
Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00	3.000%	2.000%
Category 3
Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	2.625%	1.625%
Category 4
Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	1.875%	0.875%
Category 5
Less than 2.00 to 1.00	1.125%	0.125%

        2.     Section 2.6(b) of the Credit Agreement is amended to replace the chart contained therein with the following:

Leverage Ratio	Facility Fee Rate
Category 1
Greater than or equal to 3.00 to 1.00	0.500%
Category 2
Less than 3.00 to 1.00	0.375%

        3.     Section 6.9 of the Credit Agreement is amended to replace the chart contained therein with the following:

Period	Ratio
November 14, 2001 through September 29, 2002	4.75 to 1.00
September 30, 2002 through December 30, 2002	4.50 to 1.00
December 31, 2002 through September 30, 2003	4.25 to 1.00
October 1, 2003 through December 31, 2003	3.50 to 1.00
Thereafter	3.00 to 1.00

        4.     Article 3 of the Credit Agreement is amended to add a new Section 3.22 at the end thereof to read as follows:

          3.22    Tax Shelter Regulations.

    The Borrower does not intend to treat any or all of the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), except to the extent the Administrative Agent has been notified by the Borrower. In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders or the Issuing Bank may treat its Loans and/or Letters of Credit or interests therein as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders or the Issuing Bank, as applicable, will maintain the lists and other records required by such Treasury Regulation.

        5.     Section 5.4 of the Credit Agreement is amended to delete the word "and" at the end of clause (d) thereof, to replace the period at the end of clause (e) thereof with "; and" and to add a new clause (f) at the end thereof to read as follows:

        (f)    Promptly after the Borrower has filed an IRS Form 8886 or any successor form with the United Stated Internal Revenue Service, a duly completed copy of such form.

        6.     Section 9.15 of the Credit Agreement is amended to add the following at the end thereof:

  Notwithstanding anything herein to the contrary, the Administrative Agent, the Issuing Bank and each Lender may disclose without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent, the Issuing Bank or such Lender relating to such tax treatment and tax structure; provided that with respect to materials containing information concerning the tax treatment or tax structure of the transactions as well as other information, this sentence shall only apply to such portions of the material that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

        7.     Paragraphs 1 through 3 of this Amendment shall not become effective until:

          (a)   the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

          (b)   the condition precedent contained in paragraph 6(a) of Amendment No. 1, dated as of June 27, 2003, to the Amended and Restated Credit Agreement, dated as of April 17, 2003, by and among On Command Corporation, the lenders party thereto, Toronto Dominion (Texas), Inc. and Fleet National Bank, as the documentation agents, Bank of America, N.A., as the syndication agent, and The Bank of New York, as the issuing bank and as the administrative agent for the lenders thereunder, shall have been satisfied; and

          (c)   the Administrative Agent shall have received, for the account of each Lender executing and delivering (without condition) this Amendment and Amendment No. 1 referenced in clause (b) above before 12:00 noon (New York City time) on June 27, 2003, a fee equal to 0.125% of such Lender's Revolving Loan Commitment and shall have received payment, or confirmation of payment, of all other fees payable in connection with this Amendment, including legal fees and expenses of counsel to the Administrative Agent in connection with the Credit Agreement and this Amendment to the extent an invoice for such legal fees and expenses has been presented to the Borrower.

        8.     In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

        9.     In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower and the other Obligors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents, as amended, and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

        10.   Each of the Borrower and the other Obligors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under any Loan Document to which it is a party.

        11.   Each of the Borrower and the other Obligors, on its own behalf, and on behalf of its successors and assigns, releases, waives, and forever discharges the Administrative Agent, the Lenders, the Issuing Bank and all of their officers, directors, employees and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, whether matured or unmatured, absolute or contingent arising from the beginning of the world through the date hereof with respect to this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated thereby.

        12.   This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

        13.   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        14.   The parties have caused this Amendment to be duly executed as of the date first written above.

ON COMMAND CORPORATION
AMENDMENT NO. 4 TO THE CREDIT AGREEMENT

ON COMMAND CORPORATION
By:	/s/ BERNARD G. DVORAK
Name:	Bernard G. Dvorak
Title:	Sr. Vice President & CFO
AGREED AND CONSENTED:
ON COMMAND VIDEO CORPORATION ON COMMAND DEVELOPMENT CORPORATION SPECTRADYNE INTERNATIONAL, INC. HOTEL DIGITAL NETWORK, INC.
By:	/s/ PAMELA J. STRAUSS
Name:	Pamela J. Strauss
Title:	Senior Vice President
THE BANK OF NEW YORK, as Issuing Bank and as Administrative Agent
By:	/s/ STEPHEN M. NETTLER
Name:	Stephen M. Nettler
Title:	Vice President
THE BANK OF NEW YORK COMPANY, INC., as a Lender and as Swingline Lender
By:	/s/ JOHN C. LAMBERT
Name:	John C. Lambert
Title:	Authorized Signer
BANK OF AMERICA, N.A.
By:	/s/ JAMES T. GILLAND
Name:	James T. Gilland
Title:	Managing Director

FLEET NATIONAL BANK
By:	/s/ BRADLEY K. ROUSSEAU
Name:	Bradley K. Rousseau
Title:	Vice President
TORONTO DOMINION (TEXAS), INC.
By:	/s/ DEBBIE A. GREENE
Name:	Debbie A. Greene
Title:	Vice President
MIZUHO CORPORATE BANK, LTD.
By:	/s/ MARK GRONICH
Name:	Mark Gronich
Title:	Vice President
U.S. BANK NATIONAL ASSOCIATION
By:
Name:

Title:

BNP PARIBAS
By:	/s/ OLA ANDERSSEN
Name:	Ola Anderssen
Title:	Director
By:	/s/ STEPHANIE ROGERS
Name:	Stephanie Rogers
Title:	Vice President
CREDIT LYONNAIS NEW YORK BRANCH
By:	/s/ DOUGLAS E. ROPER
Name:	Douglas E. Roper
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ JOHN W. CAMPBELL
Name:	John W. Campbell
Title:	Authorized Signatory

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ON COMMAND CORPORATION AMENDMENT NO. 4